UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2007 (September 20, 2007)

ALTRUST FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-51298	63-0923450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 2nd Avenue S.W., Cullman, Alabama 35055

(Address of principal executive offices and zip Code)

(256) 737-7000

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

Altrust Financial Services, Inc. (the “Company”) has established a new Delaware trust subsidiary, Altrust Financial Services Statutory Trust I (the “Trust”), to issue trust preferred capital securities (the “Fixed/Floating Rate Capital Securities”). The Trust completed a private sale of an aggregate of $18,000,000 of Fixed/Floating Rate Capital Securities on September 20, 2007. The interest rate on these trust preferred securities is fixed at 6.988% for the first five years and will subsequently bear interest at a rate equal to the three-month LIBOR rate plus 2.10%. The trust preferred securities mature on December 15, 2037 and can be called, without penalty, at any time by the Company, on or after December 15, 2012. The form of the Fixed/Floating Rate Capital Securities Certificates of the Trust and the Fixed/Floating Rate Common Securities Certificate of the Trust are included in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3, as Exhibits A-1, A-2 and Exhibit A-3, respectively.

The Company intends to use the proceeds from the issuance of the Fixed/Floating Rate Capital Securities to fund its growth (which may include chartering a new bank subsidiary to expand geographically), for repurchases of shares of Company common stock, including pursuant to a going-private reorganization transaction under consideration, and for general corporate purposes. Chartering a new bank, stock repurchases and a going-private reorganization are subject to various prior regulatory and corporate approvals and notices.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is incorporated herein by reference to the disclosures under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. Copies of the Indenture, the Guarantee Agreement and the Amended and Restated Declaration of Trust are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Exhibit No.	Description

10.1	Indenture between Altrust Financial Services, Inc., as Issuer and Wilmington Trust Company, as Indenture Trustee, dated September 20, 2007, including the form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture, which appears as Exhibit A to the Indenture.

10.2	Guarantee Agreement by and between Altrust Financial Services, Inc. and Wilmington Trust Company, as Guarantee Trustee, dated September 20, 2007.

10.3	Amended and Restated Declaration of Trust by and among Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Altrust Financial Services, Inc., as Sponsor, and Kenneth Weldon and Mike Babb, as Administrators, dated September 20, 2007, including exhibits containing the related forms of the Fixed/Floating Rate Common Securities Certificate of the Trust and the Capital Securities Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRUST FINANCIAL SERVICES, INC.

By:	/s/ J. Robin Cummings
Name:	J. Robin Cummings
Title:	President and Chief Executive Officer

Date: September 25, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Indenture between Altrust Financial Services, Inc., as Issuer and Wilmington Trust Company, as Indenture Trustee, dated September 20, 2007, including the form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture, which appears as Exhibit A to the Indenture.

10.2	Guarantee Agreement by and between Altrust Financial Services, Inc. and Wilmington Trust Company, as Guarantee Trustee, dated September 20, 2007.

10.3	Amended and Restated Declaration of Trust by and among Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Altrust Financial Services, Inc., as Sponsor, and Kenneth Weldon and Mike Babb, as Administrators, dated September 20, 2007, including exhibits containing the related forms of the Fixed/Floating Rate Common Securities Certificate of the Trust and the Capital Securities Certificates.